Exhibit 10.4

AMENDMENT TO

BLACK RIDGE OIL & GAS, INC.

2020 STOCK INCENTIVE PLAN

This document is the Amendment to the Black Ridge Oil & Gas, Inc. 2020 Stock Incentive Plan, as amended (the “Plan”).

W I T N E S S E T H

WHEREAS, Black Ridge Oil & Gas, Inc. (the “Company”) has established the Plan; and

WHEREAS, Section 10.10 of the Plan permits amendment of the Plan by the Board of Directors of the Company (the “Board”), conditioned on additional approvals by the Company’s shareholders for certain amendments;

WHEREAS, the Board has authorized the Company to close on that certain Asset Purchase Agreement (the “APA”) dated June 9, 2020 with Seller (as defined therein) pursuant to which the Company will purchase assets related to the freeze-dried fruits business of Seller (the “Transaction”); and

WHEREAS, pursuant to the APA and as a condition to closing the Transaction, the Board is required to have approved an amendment to the Plan (subject to further approval by shareholders within one year of closing on the Transaction).

NOW, THEREFORE, in consideration of the premises, the Plan is amended as follows:

Section 5.1 of the Plan is hereby deleted in its entirety and replaced with the following:

“5.1 Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 514,150 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Shares of Common Stock subject to a participant’s exercise of either an option or a SAR, but not both (a “tandem SAR”), shall be counted only once.”

[Certification on following page.]

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CERTIFICATION

The undersigned Chairman of the Board of Black Ridge Oil & Gas, Inc., a Nevada corporation, does hereby certify that the foregoing Amendment to the Black Ridge Oil & Gas, Inc. 2020 Stock Incentive Plan was adopted for the Company by its Board of Directors, subject to approval by the stockholders, at a meeting of the Board of Directors held September 29, 2020.

/s/ Bradley Berman
Bradley Berman, Chairman of the Board

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